Buffalo Discovery Fund
Schedule of Investments
June 30, 2020 (Unaudited)

Shares or Face Amount		Fair Value
	COMMON STOCKS - 93.26%
	Communication Services - 3.83%
	Diversified Telecommunication Services - 0.71%
87,450	Bandwidth, Inc. (a)	$11,106,150

	Entertainment - 3.12%
215,744	Activision Blizzard, Inc.	16,374,970
176,571	Live Nation Entertainment, Inc. (a)	7,827,392
174,399	Take-Two Interactive Software, Inc. (a)	24,340,868
		48,543,230
	Total Communication Services (Cost $50,018,124)	59,649,380

	Consumer Discretionary - 12.02%
	Diversified Consumer Services - 0.68%
157,799	Chegg, Inc. (a)	10,613,561

	Hotels, Restaurants & Leisure - 4.67%
16,065	Chipotle Mexican Grill, Inc. (a)	16,906,163
236,443	Darden Restaurants, Inc.	17,915,286
31,365	Domino's Pizza, Inc.	11,587,486
411,430	Penn National Gaming, Inc. (a)	12,565,072
76,070	Vail Resorts, Inc.	13,856,151
		72,830,158
	Internet & Direct Marketing Retail - 2.44%
219,621	Etsy, Inc. (a)	23,330,339
179,830	Expedia Group, Inc.	14,782,026
		38,112,365
	Specialty Retail - 4.23%
213,509	CarMax, Inc. (a)	19,119,731
111,650	Five Below, Inc. (a)	11,936,501
165,634	Ross Stores, Inc.	14,118,642
157,025	Tractor Supply Co.	20,694,325
		65,869,199
	Total Consumer Discretionary (Cost $164,247,802)	187,425,283

	Consumer Staples - 0.73%
	Personal Products - 0.73%
59,922	The Estee Lauder Companies Inc. - Class A	11,306,083
	Total Consumer Staples (Cost $9,297,192)	11,306,083

	Financials - 9.26%
	Capital Markets - 5.66%
238,807	Intercontinental Exchange, Inc.	21,874,721
83,526	Moody's Corp.	22,947,098
72,575	MSCI, Inc.	24,226,986
330,312	Tradeweb Markets, Inc.	19,204,340
		88,253,145
	Diversified Financial Services - 1.69%
155,608	Global Payments Inc.	26,394,229

	Insurance - 1.91%
187,980	eHealth, Inc. (a)	18,467,155
442,525	Selectquote, Inc. (a)	11,209,159
		29,676,314
	Total Financials (Cost $111,860,307)	144,323,688

	Health Care - 17.01%
	Biotechnology - 6.88%
206,232	ACADIA Pharmaceuticals, Inc. (a)	9,996,065
55,420	Alnylam Pharmaceuticals, Inc. (a)	8,208,256
159,275	BioMarin Pharmaceutical Inc. (a)	19,644,978
153,493	Incyte Corp. (a)	15,958,667
217,940	Ligand Pharmaceuticals, Inc. (a)	24,376,589
286,725	Natera, Inc. (a)	14,296,109
121,465	Neurocrine Biosciences, Inc. (a)	14,818,730
		107,299,394
	Health Care Equipment & Supplies - 4.43%
449,225	Boston Scientific Corp. (a)	15,772,290
363,620	Hologic, Inc. (a)	20,726,340
24,237	IDEXX Laboratories, Inc. (a)	8,002,088
56,260	Insulet Corporation (a)	10,929,068
81,615	Novocure Ltd. (a) (b)	4,839,769
158,375	NuVasive, Inc. (a)	8,815,152
		69,084,707
	Health Care Providers & Services - 0.99%
92,345	Guardant Health, Inc. (a)	7,491,950
47,464	Laboratory Corporation of America Holdings (a)	7,884,245
		15,376,195
	Health Care Technology - 0.95%
62,942	Veeva Systems, Inc. (a)	14,754,864

	Life Sciences Tools & Services - 2.67%
140,815	Agilent Technologies, Inc.	12,443,822
38,230	Bio-Rad Laboratories, Inc. (a)	17,260,463
14,750	Mettler-Toledo International, Inc. (a)	11,881,862
		41,586,147
	Pharmaceuticals - 1.09%
232,525	Catalent, Inc. (a)	17,044,083
	Total Health Care (Cost $231,327,373)	265,145,390

	Industrials - 17.93%
	Aerospace & Defense - 0.84%
77,285	L3Harris Technologies, Inc.	13,112,946

	Commercial Services & Supplies - 3.40%
211,816	Copart, Inc. (a)	17,637,918
483,163	IAA Inc. (a)	18,635,597
203,501	Republic Services, Inc.	16,697,257
		52,970,772
	Construction & Engineering - 1.46%
507,630	MasTec, Inc. (a)	22,777,358

	Electrical Equipment - 2.65%
253,430	AMETEK, Inc.	22,649,039
153,497	Generac Holdings, Inc. (a)	18,715,890
		41,364,929
	Professional Services - 7.01%
36,297	CoStar Group, Inc. (a)	25,795,189
73,199	Equifax, Inc.	12,581,444
356,495	IHS Markit Ltd. (b)	26,915,372
230,664	TransUnion	20,076,995
140,724	Verisk Analytics, Inc.	23,951,225
		109,320,225
	Road & Rail - 1.39%
144,790	Kansas City Southern	21,615,699

	Trading Companies & Distributors - 1.18%
427,345	Fastenal Co.	18,307,460
	Total Industrials (Cost $196,582,005)	279,469,389

	Information Technology - 29.73%
	Communications Equipment - 3.52%
34,688	Arista Networks Inc. (a)	7,285,521
412,226	Ciena Corp. (a)	22,326,160
59,482	F5 Networks, Inc. (a)	8,296,549
208,581	Lumentum Holdings, Inc. (a)	16,984,751
		54,892,981
	Electronic Equipment, Instruments & Components - 3.82%
158,637	Amphenol Corp. - Class A	15,199,011
213,930	Keysight Technologies, Inc. (a)	21,559,865
409,653	National Instruments Corp.	15,857,668
158,146	Trimble, Inc. (a)	6,830,326
		59,446,870
	IT Services - 6.03%
144,005	Akamai Technologies, Inc. (a)	15,421,495
87,431	EPAM Systems, Inc. (a)	22,033,486
147,337	Fiserv, Inc. (a)	14,383,038
42,245	FleetCor Technologies, Inc. (a)	10,625,885
55,131	Twilio Inc. - Class A (a)	12,096,844
94,008	VeriSign, Inc. (a)	19,443,675
		94,004,423
	Semiconductors & Semiconductor Equipment - 5.11%
139,810	Inphi Corporation (a)	16,427,675
90,000	KLA-Tencor Corporation	17,503,200
351,660	Marvell Technology Group Ltd. (b)	12,329,200
290,573	Micron Technology, Inc. (a)	14,970,321
40,478	Monolithic Power Systems, Inc.	9,593,286
59,359	Universal Display Corp.	8,881,293
		79,704,975
	Software - 11.25%
663,745	8x8, Inc. (a)	10,619,920
90,539	Aspen Technology, Inc. (a)	9,380,746
144,627	Guidewire Software, Inc. (a)	16,031,903
57,827	Palo Alto Networks, Inc. (a)	13,281,127
804,620	Pluralsight, Inc. (a)	14,523,391
238,004	RealPage, Inc. (a)	15,472,640
32,696	ServiceNow, Inc. (a)	13,243,842
90,806	Splunk, Inc. (a)	18,043,152
92,330	Synopsys, Inc. (a)	18,004,350
55,890	Tyler Technologies, Inc. (a)	19,387,123
122,450	Varonis Systems, Inc. (a)	10,834,376
106,983	VMware, Inc. - Class A (a)	16,567,387
		175,389,957
	Total Information Technology (Cost $364,762,064)	463,439,206

	Materials - 2.75%
	Chemicals - 0.55%
43,548	Ecolab Inc.	8,663,874

	Construction Materials - 1.16%
87,298	Martin Marietta Materials, Inc.	18,033,148

	Containers & Packaging - 1.04%
144,300	AptarGroup, Inc.	16,158,714
	Total Materials (Cost $47,953,369)	42,855,736

	TOTAL COMMON STOCKS (Cost $1,176,048,236)	1,453,614,155

	REITS - 3.39%
	Real Estate - 3.39%
	Equity Real Estate Investment Trusts (REITs) - 3.39%
277,429	CyrusOne, Inc.	20,182,960
22,655	Equinix Inc.	15,910,606
56,515	SBA Communications Corp.	16,836,949
	Total Real Estate (Cost $37,319,986)	52,930,515

	TOTAL REITS (Cost $37,319,986)	52,930,515

	SHORT TERM INVESTMENTS - 3.20%
	Investment Company - 3.20%
49,860,343	Fidelity Investments Money Market Funds - Government Portfolio - Class I - 0.05% (c)	49,860,343
	Total Investment Company	49,860,343

	TOTAL SHORT TERM INVESTMENTS (Cost $49,860,343)	49,860,343

	Total Investments (Cost ($1,263,228,565) - 99.85%	1,556,405,013
	Other Assets in Excess of Liabilities - 0.15%	2,292,312
	TOTAL NET ASSETS - 100.00%	$1,558,697,325

(a)	Non Income Producing.
(b)	Foreign Issued Security. The total value of these securities amounted to $44,084,341 (2.83% of net assets) at June 30, 2020.
(c)	The rate quoted is the annualized seven-day effective yield as of June 30, 2020.
*	See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of this Schedule of Investments

INVESTMENT VALUATION

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of June 30, 2020, the Fund did not hold fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instInvesting in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at June 30, 2020

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of June 30, 2020. These assets are measured on a recurring basis.

Buffalo Discovery Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,453,614,155	-	-	$1,453,614,155
REITs	52,930,515	-	-	52,930,515
Short Term Investments	49,860,343	-	-	49,860,343
Total*	$1,556,405,013	$-	-	$1,556,405,013

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended June 30, 2020.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of June 30, 2020. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of June 30, 2020.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.